SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                 MARCH 19, 2001



                      SAFEGUARD HEALTH ENTERPRISES, INC.
              ----------------------------------------------------
             (Exact Name of registrant as specified in its charter)



            DELAWARE                  0-12050                  52-1528581
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  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)          Identification No.)



                95 ENTERPRISE, ALISO VIEJO, CALIFORNIA   92656-2601
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             (Address of principal executive offices)     (Zip Code)



        Registrant's telephone number, including area code:  949.425.4110
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ITEM  5.          OTHER  INFORMATION


SafeGuard Health Enterprise, Inc. (the "Company") has tentatively scheduled an Annual Meeting of Stockholders (the "Meeting") to be held on May 23, 2001 at 4:00 p.m., Pacific Daylight Time, at the principal executive offices of the Company located at 95 Enterprise, Aliso Viejo, California 92656-2601. At the Meeting, the stockholders will vote on the election of directors. The nominees of the Board of Directors for election as directors at the Meeting will be: Jack
R. Anderson, Steven J. Baileys, Stephen J. Blewitt, Ronald I. Brendzel, James E. Buncher, Dennis L. Gates, and Leslie B. Daniels. The Company will be mailing to its stockholders a proxy statement regarding the Meeting that will contain information regarding the nominees of the Board of Directors for election as directors.

Pursuant to Section 2.13B of the Company's Bylaws, if a stockholder desires to nominate a person or persons for election as a director, the stockholder is required to provide notice to the Company at its principal executive offices not later than the tenth day following the date on which a public announcement is first made of the date of the Meeting, and of the nominees proposed by the Board of Directors to be elected at such meeting. Such notice shall set forth (a) all information relating to any proposed nominee that is required to be disclosed in the solicitation of proxies for election of directors in election contests, or otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, (b) the name and address of the stockholder, and (c) the number of shares of the Company beneficially owned by such stockholder.

Accordingly, if a stockholder desires to nominate a person or persons for election as a director, the stockholder must submit the required notice to the Company at its principal executive office within ten (10) days from the date of this Report.

If a stockholder desires to request that a proposal be included in the Company's proxy statement for the Meeting pursuant to Rule 14A-8 under the Securities Exchange Act, the proposal must be received at the Company's principal executive offices a reasonable time before the Company begins to print and mail the proxy statement for the Meeting. The Company currently anticipates that it will begin to print and mail its proxy statement for the Meeting on approximately April 9, 2001, and April 23, 2001, respectively. Stockholders may not present proposals for consideration at the Meeting unless the Company has received notice of the proposal in a reasonable time before the Company prints and mails the notice of the Meeting and proxy material to the Company's stockholders.


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Pursuant  to  the  requirements  of  the  Securities  Exchange  Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 19, 2001                  SAFEGUARD HEALTH ENTERPRISES, INC.
                                        (Registrant)



                                        By:   /s/  James  E  Buncher
                                           -------------------------------------
                                           JAMES  E.  BUNCHER
                                           President and Chief Executive Officer



                                        By:  /s/  Ronald  I.  Brendzel
                                           -------------------------------------
                                           RONALD  I.  BRENDZEL
                                           Senior Vice President and Secretary


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